SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report  November 19, 1996

                STERLING FINANCIAL CORPORATION
      (Exact name of registrant as specified in its charter)


  Pennsylvania                 0-16276         23-2449551
  -------------              --------------   -------------
State or other jurisdiction (Commission File (IRS Employer
   of incorporation)            Number)       Identification
                                              Number)


101 North Pointe Boulevard
 Lancaster, Pennsylvania                        17601-4133
----------------------------            -------------------------
(Address of principal                          (Zip Code)
 executive offices)


Registrant's telephone number including area code:(717) 581-6030

                                N/A
-----------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           As previously disclosed in a Current Report on Form 8-K, filed with the Commission on November 29, 1996, the Board of Directors of the Registrant adopted the 1996 Stock Incentive Plan ("Plan") on November 19, 1996. 500,000 shares of the Registrant's common stock, par value $5.00 per share, are subject to the Plan. Awards under the Plan may be granted in the form of qualified stock options, non-qualified stock options, restricted stock or stock appreciation rights. The Plan will be submitted for shareholder approval at the 1997 Annual Meeting of Stockholders. A copy of the plan is attached as Exhibit 99 to this Report.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements and Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits

               The Registrant's 1996 Stock Incentive Plan is attached hereto, as Exhibit 99.

Item 8.    Change in Fiscal Year.

               Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              STERLING FINANCIAL CORPORATION
                              (Registrant)


Dated:   February 5, 1997     /s/ John E. Stefan
                              ---------------------
                              John E. Stefan
                              Chairman of the Board,
                              President and
                              Chief Executive Officer
                              (Principal Executive Officer)


                              /s/ Ronald L. Bowman
                              -----------------------
                              Ronald L. Bowman
                              Vice President and Secretary

                         EXHIBIT INDEX
                         -------------

                                                  Page Number
                                                  in Manually
Exhibit                                           Signed Original
--------                                          ---------------


  99     1996 Incentive Stock Option Plan